UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Surrozen, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 23, 2024

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Surrozen, Inc., which will be held on Wednesday, June 5, 2024, beginning at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting via the internet. Please vote electronically over the internet, by telephone or by returning your signed proxy card in the envelope provided. You may also vote your shares online during the Annual Meeting. Instructions on how to vote while participating at the meeting live via the internet are posted at www.virtualshareholdermeeting.com/SRZN2024.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

/s/ Craig Parker
Craig Parker
President, Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2024

Notice is hereby given that the 2024 annual meeting of stockholders (the “Annual Meeting”) of Surrozen, Inc., a Delaware corporation, will be held on Wednesday, June 5, 2024, at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SRZN2024. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting – How can I attend and vote at the Annual Meeting?”

The Annual Meeting is being held:

1.

to elect our nominees, Christopher Y. Chai, Mary Haak-Frendscho, Ph.D., and Craig Parker as Class III directors to hold office until our annual meeting of stockholders to be held in 2027 or until their successors are duly elected and qualified, or until their earlier death, resignation or removal;

2.	to ratify, in a non-binding vote, the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

3.	to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this Notice. Holders of record of our common stock as of the close of business on April 10, 2024 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by internet or telephone voting as described on your proxy card.

By Order of the Board of Directors
/s/ Charles Williams
Charles Williams
Chief Financial Officer, Chief Operating Officer and Corporate Secretary

South San Francisco, California

April 23, 2024

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available,

as the case may be, on or about April 23, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available free of charge at www.proxyvote.com.

Surrozen, Inc. | 171 Oyster Point Blvd., Suite 400 | South San Francisco, California 94080

i

Surrozen, Inc.

171 Oyster Point Blvd., Suite 400

South San Francisco, California 94080

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 5, 2024

This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) are being furnished by and on behalf of our Board of Directors (the “Board”) in connection with our 2024 annual meeting of stockholders (the “Annual Meeting”). The Notice of Annual Meeting of Stockholders and this Proxy Statement are first being distributed or made available, as the case may be, on or about April 23, 2024.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to first mail the Notice and make this proxy statement and the form of proxy available to stockholders on or about April 23, 2024.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Wednesday, June 5, 2024 at 10:00 a.m., Pacific Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SRZN2024 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 10, 2024 (the “Record Date”). We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m., Pacific Time, and you should allow ample time for the check-in procedures.

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

•	Proposal No. 1: Election of the three director nominees listed in this Proxy Statement.

•	Proposal No. 2: Ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2024.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof.

At the close of business on the Record Date, there were 3,198,786 shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own internet access if you choose to attend the Annual Meeting and/or vote over the internet.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of at least one-third in voting power of our capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because the broker has not received voting instructions from the stockholder who beneficially owns the shares and the broker lacks the authority to vote the shares at their discretion. Proposal No. 1 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, the Chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present electronically or represented by proxy, may adjourn the Annual Meeting but no other business shall be transacted.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

•	by telephone – You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by internet – You can vote over the internet at www.proxyvote.com by following the instructions on the proxy card; or

•	by mail – You can vote by mail by signing, dating and mailing the proxy card.

Telephone and internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 4, 2024.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/SRZN2024. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/SRZN2024.

•	Assistance with questions regarding how to attend and participate via the internet will be provided at www.virtualshareholdermeeting.com/SRZN2024 on the day of the Annual Meeting.

•	Webcast starts at 10:00 a.m., Pacific Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Stockholders may submit questions while attending the Annual Meeting via the internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

How does the Board recommend that I vote?

The Board recommends that you vote:

•
FOR the nominees to the Board set forth in this Proxy Statement.
•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.

What vote is required for adoption or approval of each proposal and how will votes be counted?

Proposal Number	Proposal Description	Vote Required for Approval	Voting Options	Effect of Abstentions or Withhold votes, as applicable	Effect of Broker Non-Votes	Board Recommendation
1	Election of Directors named in this Proxy Statement	The three nominees receiving the most “FOR” votes of the shares present online or represented by proxy at the Annual Meeting will be elected.	FOR or WITHHOLD	No Effect	No Effect	FOR all nominees
2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024	“FOR” votes from a majority of the shares present online or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for approval of this proposal.	FOR, AGAINST or ABSTAIN	Against	Not applicable	FOR

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•	sending a written statement to that effect to the attention of our Corporate Secretary at our corporate offices, provided such statement is received no later than June 4, 2024;

•	voting again by internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 4, 2024;

•	submitting a properly signed proxy card with a later date that is received no later than June 4, 2024; or

•	attending the Annual Meeting, revoking your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy online at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to us before your proxy is voted or you vote online at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Why hold a virtual meeting?

We wish to continue using the latest technology to provide expanded access, improved communication and cost savings for us and our stockholders while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, we believe that a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

Will I be able to ask questions at the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to ten minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:

•	irrelevant to our business or to the business of the Annual Meeting;

•	related to the status or conduct of our clinical trials beyond that which is contained in our prior public disclosures;

•	related to our material non-public information;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of statements already made by another stockholder;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?”

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Board Size and Structure

Our certificate of incorporation, as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors. We currently have nine directors serving on our Board.

Our Certificate of Incorporation provides that our Board be divided into three classes, designated as Class I, Class II and Class III. Each class should consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to our Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on our Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless our Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by our Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor or his or her earlier death, resignation or removal.

Current Directors and Terms

Our current directors and their respective classes and terms are set forth below.

Class I Director – Current Term Ending at 2025 Annual Meeting	Class II Director – Current Term Ending at 2026 Annual Meeting	Class III Director – Current Term Ending at 2024 Annual Meeting
Anna Berkenblit, M.D.	Shao-Lee Lin, M.D., Ph.D.	Christopher Y. Chai
Tim Kutzkey, Ph.D.	Mace Rothenberg, M.D.	Mary Haak-Frendscho, Ph.D.
Eric Bjerkholt	David J. Woodhouse, Ph.D.	Craig Parker

Nominees for Director

Mr. Chai, Dr. Haak-Frendscho, and Mr. Parker have been nominated by our Board to stand for election. As directors assigned to Class III, Mr. Chai's, Dr. Haak-Frendscho's, and Mr. Parker’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. Chai, Dr. Haak-Frendscho, and Mr. Parker will each serve for a term expiring at our annual meeting of stockholders to be held in 2027 or the election and qualification of their successors or until their earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unable to serve. If, however, prior to the Annual Meeting, our Board should learn that a nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for such nominee will be voted for a substitute nominee as selected by our Board. Alternatively, the proxies, at our Board’s discretion, may be voted for no nominees as a result of the inability of a nominee to serve. Our Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees and Continuing Directors

The following pages contain certain biographical information for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our directors and the nominees have or display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to our needs; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding the nominees and continuing directors also sets forth specific experience, qualifications, attributes and skills that led our Board to the conclusion that such individual should serve as a director in light of our business and structure.

Nominees for Election to Three-Year Terms Expiring at the 2027 Annual Meeting

Class III Directors	Age	Current Position at Surrozen
Christopher Y. Chai	58	Director
Mary Haak-Frendscho, Ph.D.	67	Director
Craig Parker	62	President, Chief Executive Officer and Director

Christopher Y. Chai has served on our Board since April 2021 and Chair of our Board’s audit committee since August 2021. Mr. Chai has served as a venture partner at SR One Capital Management, LP since January 2021, where he works with portfolio companies on their engagement with Wall Street and their overall financing strategy and execution. Prior to joining SR One, Mr. Chai served as Chief Financial Officer of Principia Biopharma Inc. from 2013 to 2020, where he led the company from an early-stage private venture-backed company to its acquisition by Sanofi S.A. Mr. Chai previously served as Chief Financial Officer at MAP Pharmaceuticals, Inc. (acquired by Allergan, Inc.) and Vice President, Treasury and Investor Relations at CV Therapeutics, Inc. (acquired by Gilead Sciences, Inc.). Mr. Chai received his B.S. in operations research and industrial engineering from Cornell University. We believe that Mr. Chai’s extensive financial and executive experience provide him with the qualifications and skills to serve as a director of our company.

Mary Haak-Frendscho, Ph.D. has served on our Board since March 2021 and Chair of our Board’s compensation committee since August 2021. Dr. Haak-Frendscho has served as the President and Chief Executive Officer of Spotlight Therapeutics, Inc., a privately held biotechnology company, since January 2019. Prior to Spotlight, from January 2017 to January 2019, she was a venture partner with Versant Venture Management, LLC and, from January 2016 to January 2019, she served as the Chief Executive Officer of Blueline Bioscience, Versant’s vehicle for new company creation in Canada. Earlier, Dr. Haak-Frendscho established and served as the Chair of Compugen USA, Inc. from 2012 to 2016, was the Chief Executive Officer of Igenica Biotherapeutics, Inc. from 2012 to 2014, and was the Founding President and Chief Scientific Officer of Takeda San Francisco, Inc. from 2008 to 2012. She received her B.S. from the University of Michigan, M.L.A. from Washington University, M.S. from SUNY-Stony Brook, C.S.E.P. from Columbia University Graduate School of Business, and Ph.D. from the University of Wisconsin. We believe that Dr. Haak-Frendscho’s scientific training, work experience, and experience as a director of other biopharmaceutical companies provide her with the qualifications and skills to serve as a director of our company.

Craig Parker has served as our President and Chief Executive Officer since March 2018 and as a member of our Board since April 2018. From August 2014 to March 2018, Mr. Parker served as Senior Vice President of Corporate Development at Jazz Pharmaceuticals plc, a biopharmaceutical company. From 2012 to 2014, Mr. Parker served as Executive Vice President of Corporate Development and Scientific Affairs at Geron Corporation and from 2011 to 2012 as Senior Vice President of Strategy and Corporate Development at Human Genome Sciences Inc. (“HGS”) until its acquisition by GlaxoSmithKline plc. Prior to HGS, Mr. Parker worked in various positions at J.P. Morgan and other Wall Street financial institutions. Mr. Parker served on the board of directors of vTv Therapeutics Inc., a biopharmaceutical company, from July 2015 to February 2019. Mr. Parker is a member of the Scientific Advisory Board and chairs the Leadership Council of the Life Sciences Institute, University of Michigan and has been a member since 2005. Mr. Parker received a A.B. in biological sciences from the University of Chicago, an M.B.A. from the University of Michigan and attended the Georgetown University School of Medicine. We believe that Mr. Parker’s extensive scientific, business and leadership experience in both public and privately-held companies in the life sciences industry provide him with the qualifications and skills to serve on our Board and as our President and Chief Executive Officer.

Class I Directors Whose Terms Expire at the 2025 Annual Meeting of Stockholders

Class I Director	Age	Current Position at Surrozen
Tim Kutzkey, Ph.D.	48	Director
Anna Berkenblit, M.D.	54	Director
Eric Bjerkholt	64	Director

Tim Kutzkey, Ph.D. has served on our Board since April 2016, Chair of our Board since August 2021, Chair of our Board’s nominating and corporate governance committee since August 2021, and served as our interim Chief Executive Officer from inception to April 2018. Dr. Kutzkey serves as Managing Partner of The Column Group, LLC, a venture capital partnership, where he has served in various roles since 2007. Prior to The Column Group, Dr. Kutzkey served as a scientist at Kai Pharmaceuticals, Inc. Dr. Kutzkey also serves on the board of directors of Kallyope Inc., Nura Bio Inc., Neurona Therapeutics Inc., Synthekine Inc., Plexium, Inc., Cajal Neuroscience Inc. and Carmot Therapeutics Inc., all biotechnology companies. Dr. Kutzkey obtained a Ph.D. in molecular and cell biology from the University of California, Berkeley and completed his undergraduate degree in biological sciences from Stanford University. We believe that Dr. Kutzkey’s scientific training and experience as a director of other publicly traded and privately held biopharmaceutical companies provide him with the qualifications and skills to serve as a director of our company.

Anna Berkenblit, M.D. has served on our Board since August 2018, and on our Board’s compensation committee since August 2021. Dr. Berkenblit served as the Senior Vice President and Chief Medical Officer at ImunnoGen, Inc., a biotechnology company, from April 2015 to August 2023. Prior to ImmunoGen, Dr. Berkenblit served as Senior Vice President Head of Clinical Development at H3, Biomedicine Inc., a developer of targeted anti-cancer compounders, from 2013 to 2015. From 2011 to 2013, she served as Head of Clinical Research at AVEO Pharmaceuticals, Inc., a biopharmaceutical company, where she led the clinical development of oncology product candidates spanning early testing to registration trials. From January 2007 to September 2011, Dr. Berkenblit held various positions of increasing responsibility at Pfizer Inc., a biopharmaceutical company. Dr. Berkenblit is currently a member of the board of directors of Nested Therapeutics, Inc., a private biotechnology company. Dr. Berkenblit received an M.D. from Harvard Medical School and an M.M.S. degree in the Clinical Investigator Training Program of Harvard/MIT Health Sciences and Technology. We believe that Dr. Berkenblit’s extensive leadership and scientific experience, especially in the clinical development of biopharmaceuticals, provide her with the qualifications and skills to serve as a director of our company.

Eric Bjerkholt has served on our Board and on our Board’s audit committee since April 2023. Mr. Bjerkholt has served as the Chief Financial Officer of Mirum Pharmaceuticals, Inc., a publicly traded company, since September 2023. He most recently served as the Chief Financial Officer of Chinook Therapeutics, Inc. from November 2020 to September 2023. Prior to Chinook Therapeutics, Inc., he served as the Chief Financial Officer of Aimmune Therapeutics, Inc., from 2017 to 2020, overseeing the financial reporting, budgeting, internal controls, investor relations, business development, facilities and information technology functions and led the acquisition of Aimmune Therapeutics by Nestle Health Science US Holdings, Inc. for $2.6 billion. Prior to Aimmune Therapeutics, he spent 13 years at Sunesis Pharmaceuticals, Inc. from 2004 until 2017, where in addition to his role as Chief Financial Officer, Mr. Bjerkholt served in various capacities, including Executive Vice President of Corporate Development and Finance, Corporate Secretary and Chief Compliance Officer. Previously, Mr. Bjerkholt held senior executive finance roles at IntraBiotics Pharmaceuticals, Inc., LifeSpring Nutrition, Inc. and Age Wave, LLC and spent seven years in healthcare investment banking at J.P. Morgan & Company, Inc. He is currently a member of the board of directors and Chair of the audit committee of CalciMedica, Inc., a publicly traded biotechnology company, and a member of the board of directors of Cerus Corporation, a publicly traded biotechnology company. Mr. Bjerkholt holds an M.B.A. from Harvard Business School and a Cand.Oecon from the University of Oslo in Norway. We believe that Mr. Bjerkholt’s extensive business leadership experience across a broad range of roles provide him with the qualifications and skills to serve as a director of our company.

Class II Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders

Class II Directors	Age	Current Position at Surrozen
Shao-Lee Lin, M.D., Ph.D.	57	Director
Mace Rothenberg, M.D.	67	Director
David J. Woodhouse, Ph.D.	54	Chair of the Board

Shao-Lee Lin, M.D., Ph.D. has served on our Board since January 2021. Dr. Lin co-founded and serves as the Chief Executive Officer of ACELYRIN, Inc. From January 2018 to January 2020, she served as Executive Vice President, Research and Development and Chief Scientific Officer at Horizon Pharma plc, a biopharmaceutical company. From April 2015 to December 2017, she served as a corporate officer and Vice President, Therapeutic Areas, Development Excellence and International Development at Abbvie Inc., a biopharmaceutical company. Prior to Abbvie, Dr. Lin served as Vice President, Inflammation and Respiratory Development at Gilead Sciences, Inc. from August 2012 to February 2015 and served in various roles of increasing responsibility at Amgen Inc. from April 2004 to August 2012. Dr. Lin served on the board of directors of Principia Biopharma Inc., a biopharmaceutical company, from April 2019 until it was acquired in September 2020. Dr. Lin has also been faculty as a Clinical Scholar at The Rockefeller University and adjunct faculty at the medical schools of Cornell University, The University of California, Los Angeles, Stanford University and Northwestern University. Dr. Lin received her B.S. in chemical engineering and biochemistry from Rice University and holds an M.D. and Ph.D. from The Johns Hopkins University School of Medicine. We believe that Dr. Lin’s scientific training, work experience, and experience as a director of other publicly traded biopharmaceutical companies provide her with the qualifications and skills to serve as a director of our company.

Mace Rothenberg, M.D. has served on our Board since April 2021. Dr. Rothenberg served as Chief Medical Officer of Pfizer Inc., a biopharmaceutical company from January 2019 to January 2021, where he led Pfizer’s Worldwide Medical & Safety organization that is responsible for ensuring that patients, physicians, and regulatory agencies are provided with information on the safe and appropriate use of Pfizer medications. From January 2019 to March 2021, Dr. Rothenberg also served as a member of Pfizer’s Portfolio Strategy and Investment Committee, Worldwide Research, Development, and Medical Leadership Team, and Blueprint Leaders Forum. Prior to becoming Pfizer’s Chief Medical Officer, Dr. Rothenberg led Pfizer’s oncology clinical drug development efforts. During his ten years in this role, Dr. Rothenberg’s organization obtained FDA approval for eleven cancer medicines. He received his B.A. from the University of Pennsylvania and his M.D. from the New York University School of Medicine. Dr. Rothenberg received his post-graduate training in Internal Medicine at Vanderbilt University and in Medical Oncology at the National Cancer Institute. In addition, Dr. Rothenberg currently serves as a member of the board of directors for Tango Therapeutics and Aulos Bioscience, both biopharmaceutical companies. We believe that Dr. Rothenberg’s scientific training, work experience, and experience as a director of other biopharmaceutical companies provide him with the qualifications and skills to serve as a director of our company.

David J. Woodhouse, Ph.D. has served on our Board since September 2020 and has served as Chair of our Board since April 2023. Dr. Woodhouse has served as the Chief Executive Officer and director of NGM Biopharmaceuticals, Inc. (“NGM”) since September 2018. Dr. Woodhouse also served as Chief Financial Officer from March 2015 until September 2018 and acting Chief Financial Officer from September 2018 until June 2020 at NGM. From 2002 to 2015, he was an investment banker at Goldman Sachs & Co. LLC, most recently as a managing director in the healthcare investment banking group and co-head of biotechnology investment banking. Earlier in his career, Dr. Woodhouse worked at Dynavax Technologies Corporation and also as a research assistant at Amgen, Inc. Dr. Woodhouse received a B.A. in pharmacology from the University of California, Santa Barbara, an M.B.A. from the Tuck School of Business at Dartmouth and a Ph.D. in molecular pharmacology from Stanford University School of Medicine. We believe that Dr. Woodhouse’s extensive financial and executive experience provide him with the qualifications and skills to serve as a director of our company.

Board Recommendation

The Board unanimously recommends a vote FOR the election of each of Mr. Chai, Dr. Haak-Frendscho, and Mr. Parker as Class III directors to hold office until the 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

Our audit committee appoints our independent registered public accounting firm. In this regard, our audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, our audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Ernst & Young LLP has served as our independent registered public accounting firm since 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, our audit committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2024.

Although ratification is not required by our amended and restated bylaws or otherwise, our Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to our Board and audit committee to consider the selection of a different firm. Even if the selection is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

We expect one or more representatives of Ernst & Young LLP to participate in the Annual Meeting and they will have an opportunity to make a statement if they so desire and be available to respond to appropriate questions from stockholders.

Audit, Audit-Related, Tax and All Other Fees

The following table sets forth the aggregate fees billed by Ernst & Young LLP, our independent registered public accounting firm, for professional services rendered with respect to the years ended December 31, 2023 and 2022 (in thousands).

	Year Ended December 31,
	2023	2022
Audit Fees(1)	$961	$960
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$961	$960

___________________

(1)
“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, reviews of our quarterly consolidated financial statements and related accounting consultations and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements. Additionally, the audit fees in 2023 and 2022 included $115,000 and $180,000, respectively, related to the review of registration statements filed with the SEC, issuance of comfort letters and issuance of consents.

All services performed and related fees billed by Ernst & Young LLP during 2023 and 2022 were pre-approved by our audit committee pursuant to the pre-approval policies and procedures discussed below.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee must review and pre-approve all audit and non-audit services provided by Ernst & Young LLP, our independent registered public accounting firm, and has adopted a Pre-Approval Policy. In conducting reviews of audit and non-audit services, our audit committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is 12 months from the date of pre-approval, unless our audit committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by our audit committee.

Requests or applications to provide services that require pre-approval by our audit committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public

Company Accounting Oversight Board’s (“PCAOB”) rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Board Recommendation

Our Board unanimously recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.

AUDIT COMMITTEE REPORT

The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the heading “Corporate Governance - Audit Committee”. Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Ernst & Young LLP, as the company’s independent registered public accounting firm, the company’s audited financial statements for 2023. The audit committee also discussed with the company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the company’s independent registered public accounting firm their independence from the company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the company’s audited financial statements be included in its Annual Report filed with the SEC.

Submitted by the Audit Committee

Christopher Y. Chai (Chair)

David J. Woodhouse, Ph.D.

Eric Bjerkholt

This report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended (“Exchange Act”), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position
Craig Parker	62	President, Chief Executive Officer and Director
Charles Williams	45	Chief Financial Officer, Chief Operating Officer and Corporate Secretary
Yang Li, Ph.D.	55	Executive Vice President of Research

Craig Parker. Biographical information for Mr. Parker is included above with the director biographies under the section titled “Proposal No. 1 Election of Directors”.

Charles Williams has served as our Chief Financial Officer since November 2020, our Corporate Secretary since February 2023, and our Chief Operating Officer since February 2024. From 2013 to November 2020, he served as Head of Corporate Development at Jazz Pharmaceuticals plc. From 2008 to 2013, he served as Director of Corporate and Business Development at MAP Pharmaceuticals, Inc., which was acquired by Allergan, Inc. Prior to MAP, Mr. Williams held various roles related to business development, finance and strategic planning at CV Therapeutics, Inc., which was acquired by Gilead Sciences, Inc. Mr. Williams received a B.A. in economics from Cornell University.

Yang Li, Ph.D. has served as our Executive Vice President of Research since July 2023. He served as our Senior Vice President, Biology from January 2021 to June 2023, and Vice President, Biology from October 2017 to December 2020. He has over 25 years of experience in the biopharmaceutical industry with successes in advancing drug molecules from concept to clinic. Prior to Surrozen, Dr. Li was Scientific Director at Amgen Inc., where his teams helped advance multiple programs into the clinic in various disease indications. Dr. Li holds a Ph.D. degree in cell biology from Stanford University and dual B.S. degrees in chemistry and molecular and cell biology from Pennsylvania State University.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of the “Investors & Media” page of our website located at www.surrozen.com.

Among the topics addressed in our Corporate Governance Guidelines are:

•	Board size, independence and qualifications	•	Stock ownership
•	Executive sessions of independent directors	•	Board access to senior management
•	Board leadership structure	•	Board access to independent advisors
•	Selection of new directors	•	Board self-evaluations
•	Director orientation and continuing education	•	Board meetings
•	Limits on board service	•	Meeting attendance by directors and non-directors
•	Change of principal occupation	•	Meeting materials
•	Term limits	•	Board committees, responsibilities and independence
•	Director responsibilities	•	Succession planning
•	Director compensation	•	Risk management

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that having one or the other structure would be in our best interests and the best interests of our stockholders.

The positions of our Chair of the Board and our Chief Executive Officer are currently served by two separate persons. Dr. Woodhouse serves as Chair of the Board, and Mr. Parker serves as our Chief Executive Officer.

Our Board believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two separate individuals is in our best interests and the best interests of our stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership and performance of our company and the Chair of the Board’s responsibility to guide our overall strategic direction and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, our Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in our best interests and the best interests of our stockholders.

Director Independence

Under our Corporate Governance Guidelines and the applicable Nasdaq listing standards, a director is not independent unless our Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgement in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth in the applicable Nasdaq listing standards.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that no director, except for Craig Parker, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of our directors, except for Mr. Parker, has qualified as “independent” as that term is defined under the applicable Nasdaq listing standards.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.

Board Committees

Our Board has three standing committees: an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of our audit committee, compensation committee, and nominating and corporate governance committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Anna Berkenblit, M.D.	—	X	—
Christopher Y. Chai	Chair	—	X
Mary Haak-Frendscho, Ph.D.	—	Chair	—
Tim Kutzkey, Ph.D.	—	—	Chair
Shao-Lee Lin, M.D., Ph.D.	—	X	—
Craig Parker	—	—	—
Mace Rothenberg, M.D.	—	—	X
David J. Woodhouse, Ph.D.	X	—	—
Eric Bjerkholt	X	—	—

Audit Committee

Our audit committee consists of the following members: Christopher Y. Chai, David J. Woodhouse, Ph.D. and Eric Bjerkholt. Our Board has determined that each member of our audit committee satisfies the independence requirements under the applicable Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Chair of our audit committee is Christopher Y. Chai. Our Board has determined that each of Christopher Y. Chai, Eric Bjerkholt and David J. Woodhouse are each an “audit committee financial expert” within the meaning of SEC regulations. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq listing standards. In arriving at these determinations, our Board has examined each audit committee member’s scope of experience and the nature of their employment.

Our audit committee is responsible for, among other things:

•
helping our Board oversee our corporate accounting and financial reporting processes, systems of internal control over financial reporting and audits of financial statements, systems of disclosure controls and procedures, as well as the quality and integrity of our financial statements and reports;
•
overseeing the performance of our internal audit function;
•
managing and/or assessing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•
reviewing reports or other disclosure required by the applicable rules and regulations of the SEC to be included in our annual proxy statement and periodic reports;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing, approving and disapproving related party transactions;
•
reviewing our policies on risk assessment and risk management;
•
reviewing, with our independent registered public accounting firm, our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues; and
•
pre-approving audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee

Our compensation committee consists of the following members: Mary Haak-Frendscho, Ph.D., Anna Berkenblit, M.D. and Shao-Lee Lin, M.D., Ph.D. The Chair of our compensation committee is Mary Haak-Frendscho, Ph.D. Our Board has determined that each member of our compensation committee satisfies the independence requirements under the applicable Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our compensation committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.

Specific responsibilities of our compensation committee include:

•
reviewing and recommending to our Board the compensation of our Chief Executive Officer and other executive officers;
•
reviewing and recommending to our Board the compensation of our directors;
•
administering our equity incentive plans and other benefit programs;
•
reviewing, adopting, amending and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management; and
•
reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Our compensation committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). In addition, our compensation committee has created a subcommittee, the Equity Award Committee, and has appointed Craig Parker as the sole member of the subcommittee. The Equity Award Committee is responsible for reviewing and approving equity awards, subject to certain grant size and position level limitations. The Equity Award Committee may only grant awards to new hires and those who hold a position below the level of vice president. No individual grantee may receive awards from the Equity Award Committee covering more than 1,666 shares of our common stock per calendar year.

Pursuant to our compensation committee’s charter, our compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, our compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq listing standards. We must provide appropriate funding for the payment of reasonable compensation to any consultant, counsel or advisor retained by our compensation committee.

Compensation Consultants

Our compensation committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, our compensation committee has engaged the services of AON as an outside compensation consultant.

As requested by our compensation committee, in 2023, AON’s services to our compensation committee included, assisting us in developing our peer group composition, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and employee stock purchase programs based on our peer group.

All executive compensation services provided by AON during 2023 were conducted under the direction or authority of our compensation committee, and all work performed by AON was pre-approved by our compensation committee. Neither AON nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. Our compensation committee evaluated whether any work provided by AON raised any conflict of interest for services performed during 2023 and determined that it did not.

Additionally, during 2023, AON did not provide any services to us other than services related to (i) executive and director compensation and (ii) broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of the following members: Tim Kutzkey, Ph.D., Christopher Y. Chai and Mace Rothenberg, M.D. The Chair of our nominating and corporate governance committee is Tim Kutzkey, Ph.D. Our Board has determined that each member of our nominating and corporate governance committee satisfies the independence requirements under the applicable Nasdaq listing standards.

Specific responsibilities of our nominating and corporate governance committee include:

•
identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board ;
•
considering and making recommendations to our Board regarding the composition and chairpersonship of our Board and committees of our Board;
•
reviewing developments in corporate governance practices;
•
developing and making recommendations to our Board regarding corporate governance guidelines and matters; and
•
overseeing periodic evaluations of our Board’s performance, including committees of our Board.

Board and Board Committee Meetings and Attendance

In 2023, our Board met eight times, our audit committee met four times, our compensation committee met five times, and our nominating and corporate governance committee met once. In 2023, each incumbent director attended at least 75% of the aggregate of (i) all meetings of our Board and (ii) all meetings of the committees on which the director served, during the period in which he or she served as a director or committee member.

Executive Sessions

Executive sessions, which are meetings of the non-management members of our Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the non-management and independent directors in attendance, as applicable, determine which member will preside at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Six of our current directors who served at the time of our 2023 annual meeting of stockholders attended that meeting.

Director Nominations Process

Our nominating and corporate governance committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on our Board or its committees or for inclusion in our Board’s slate of recommended director nominees for election at the annual meeting of stockholders, our nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, our nominating and corporate governance committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to our industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of our operations; diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, our nominating and corporate governance committee may also consider potential conflicts of interest with the candidates, other personal and professional pursuits, the director’s past attendance at meetings and participation in and contributions to the activities of our Board.

We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, among those meaningful factors in identifying and considering director nominees, but do not have a formal diversity policy. Our Board evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of our business and structure.

In identifying prospective director candidates, our nominating and corporate governance committee may seek referrals from other members of our Board, management, stockholders and other sources, including third party recommendations. Our nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, our nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance our Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, our nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of our Board evaluation process and other perceived needs of our Board.

In determining to nominate each director nominee at this Annual Meeting, our nominating and corporate governance committee and Board evaluated each nominee in accordance with our standard review process for director candidates in connection with a director’s initial appointment and his or her nomination for election or re-election, as applicable, at the Annual Meeting.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, our Board focused primarily on the information discussed in each of our Board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in our Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Our nominating and corporate governance committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to us should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our Bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of our Corporate Secretary, Surrozen, Inc., 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080. All recommendations for director nominations received by our Corporate Secretary that satisfy our bylaw requirements relating to such director nominations will be presented to our nominating and corporate governance committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations”.

Board Diversity

Our Board believes that a diverse board is better able to effectively oversee our management and strategy, and position us to deliver long-term value for our stockholders. Our Board considers diversity, including gender and ethnic diversity, as adding to the overall mix of perspectives of our Board as a whole. With the assistance of our nominating and corporate governance committee, our Board regularly reviews trends in board composition, including trends relating to director diversity.

The table below reports self-identified gender and demographic statistics for our Board, as constituted as of the Record Date, in the format adopted by Nasdaq.

Board Diversity Matrix as of April 10, 2024
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	1	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	2
Did Not Disclose Demographic Background	0

Board Role in Risk Oversight

Our Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to us. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our Board in reviewing our business strategy is an integral aspect of our Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for us. While our full Board has overall responsibility for risk oversight, it is supported in this function by our audit committee, compensation committee and nominating and corporate governance committee. Each of the committees regularly reports to our Board.

Our audit committee assists our Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements and our enterprise risk management program (including, without limitation, cybersecurity and data protection). Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, our audit committee reviews and discusses significant areas of our business and summarizes for our Board areas of risk and the appropriate mitigating factors. Our compensation committee assists our Board by overseeing and evaluating risks related to our compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with our Board’s Chair, succession planning discussions. Our nominating and corporate governance committee assists our Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. In addition, our Board receives periodic detailed operating performance reviews from management.

Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of our audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the Corporate Governance section of the Investors page of our website located at www.surrozen.com.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code of Conduct is available under the Corporate Governance section of the Investors page of our website at www.surrozen.com. In addition, we intend to post on our website all disclosures that are required by law or the applicable Nasdaq listing standards concerning any amendments to, or waivers of, any provisions of our Code of Conduct.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our stock at any time. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited.

Communications with our Board

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of our Corporate Secretary, Surrozen, Inc., 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080. Our Corporate Secretary will forward the communication to the appropriate director or directors as appropriate.

Limitations of Liability and Indemnification Matters

Our Certificate of Incorporation limits the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

•
any breach of the director’s duty of loyalty to the corporation or its stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
unlawful payments of dividends or unlawful stock repurchases or redemptions; or
•
any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our Certificate of Incorporation authorizes us to indemnify our directors, officers, employees and other agents to the fullest extent permitted by Delaware law. Our Bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law and may indemnify our other employees and agents. Our Bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors and executive officers. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in connection with any action, proceeding or investigation. We believe that our Certificate of Incorporation and Bylaws provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows for 2023 and 2022, compensation awarded to, earned by, or paid to our principal executive officer and two other most highly compensated executive officers serving as such at December 31, 2023. We have also included compensation information for Wen-Chen Yeh, M.D., Ph.D., who ceased serving as our Chief Scientific Officer in July 2023 but would have been a named executive officer had he continued serving in such capacity as of the end of 2023. Dr. Yeh currently serves on our Scientific Advisor Board.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)(4)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Craig Parker	2023	580,320	339,930	245,000	—	1,165,250
President and Chief Executive Officer	2022	558,000	1,142,150	195,300	—	1,895,450

Charles Williams	2023	444,465	64,497	163,563	3,000	675,526
Chief Financial Officer, Chief Operating Officer and Corporate Secretary	2022	423,300	340,726	139,689	500	904,215

Yang Li, Ph.D.	2023	389,263	41,270	143,200	3,000	576,732
Executive Vice President, Research	2022	360,500	191,557	110,403	500	662,960

Wen-Chen Yeh, M.D., Ph.D.	2023	262,395	64,490	—	389,409	716,294
Former Chief Scientific Officer	2022	428,400	292,937	145,656	500	867,493

___________

(1)
The amounts disclosed represent the aggregate grant date fair value of the stock options granted to our named executive officers during 2023 and 2022 under our 2021 Equity Incentive Plan (the “2021 Plan”) computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the stock options are set forth in the notes to our audited financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.
(2)
The amounts disclosed represent the applicable named executive officer’s total performance-based bonus earned for the year indicated, as described in this section below titled “Non-Equity Incentive Plan Compensation”.
(3)
For Mr. Williams and Dr. Li, the amounts are comprised of 401(k) plan matching contributions. For Dr. Yeh, the amount in 2023 is comprised of $337,365 severance pay, $32,655 unused vacation time and $19,389 COBRA premiums, and the amount in 2022 is comprised of 401(k) plan matching contributions.
(4)
Amounts reported in 2022 include the incremental fair value of repriced stock options, as computed in accordance with ASC 718, as described in this section below under “Non-Equity Incentive Plan Compensation”.

Narrative Disclosure to Summary Compensation Table

Employment Arrangements

We have entered into employment agreements or offer letters with each of our named executive officers setting forth the terms and conditions of such executive’s employment with us. The employment agreements or offer letters generally will provide for at-will employment and set forth the executive officer’s initial base salary. Each of our named executive officers has executed our standard confidential information and invention assignment agreement.

Our compensation committee has also adopted severance terms whereby executive officers shall receive certain benefits if their employment is terminated without cause or in connection with a change-in-control of the company. If terminated not-for-cause, the named executive officers will receive nine months base salary (12 months for Mr. Parker) and nine months of continued benefits (12 months for Mr. Parker) but no acceleration of equity vesting requirements. If terminated in connection with a change-in-control of the company, i.e., at any time within the 12-month period beginning three months prior to the change-in-control, the named executive officers will receive 12 months base salary (18 months for Mr. Parker), 100% of their target bonus (1.5 times the target bonus for Mr. Parker), 12 months continuation of benefits (18 months for Mr. Parker) and acceleration of all existing equity vesting requirements.

Separation Agreement

In July 2023, we entered into a separation agreement with Dr. Yeh pursuant to which Dr. Yeh will receive the following separation payments and benefits: (i) nine months of salary continuation payments, less all applicable taxes and withholdings; and (ii) payment, on Dr. Yeh’s behalf, of the premiums for group health and/or dental insurance coverage under COBRA until April 30, 2024, or the date on which Dr. Yeh becomes eligible to receive group health insurance coverage through another employer, or is otherwise ineligible for COBRA, in each case as reported in the column titled "All Other Compensation" and described in more detail in footnote 3 in the "Summary Compensation" Table. Dr. Yeh’s equity awards will continue to vest according to their terms; provided Dr. Yeh continues to serve on our Scientific Advisory Board.

Non-Equity Incentive Plan Compensation

In addition to base salaries, our named executive officers are eligible to receive annual performance-based cash bonuses under our Annual Cash Bonus Plan (the “Bonus Plan”). Our compensation committee established the Bonus Plan to incentivize our employees and reward them upon the achievement of corporate performance goals. With respect to the performance-based cash bonuses of the named executive officers for 2023 and 2022, the Bonus Plan targets the amount of the bonus at 50% of base salary for our Chief Executive Officer and 40% for our other executive officers.

Actual amounts paid under the Annual Cash Bonus Plan generally depend on the extent to which (i) we achieve our corporate performance goals, and (ii) the employee achieves his or her individual goals that were established at the beginning of the year. After the end of each year, our Board determines the level or percentage at which we have achieved our corporate goals for the past year and sets the corporate performance goals for the next year. Corporate performance goals include stretch goals that reflect our desired progress and outcomes relating to the development of our product candidates and adherence to established budgets.

When determining the actual payout amount of our Chief Executive Officer's performance-based cash bonus for 2023 and 2022, our compensation committee weighted 100% of its decision on the extent to which we achieved our corporate performance goals. When determining the actual payout amount of the performance-based cash bonus for our other executives, our compensation committee weighted 50% of its decision on our attainment of corporate performance goals and 50% on the attainment of individual performance goals.

For 2023, our Board determined that we had achieved 84% of our corporate performance goals, so Mr. Parker received 84% of his targeted bonus. Mr. Williams received 92% of his targeted bonus amount, based on the 84% achievement of our 2023 corporate performance goals and 100% achievement of his personal goals. Dr. Li received 89.5% of his targeted bonus amount, based on the 84% achievement of our 2023 corporate performance goals and 95% achievement of his personal goals.

For 2022, our Board determined that we had achieved 70% of our corporate performance goals, so Mr. Parker received 70% of his targeted bonus. Mr. Williams, Dr. Li and Dr. Yeh received 82.5%, 85% and 85% of their targeted bonus amounts, respectively, based on the 70% achievement of our 2022 corporate performance goals and 95%, 100% and 100% achievement of their personal goals, respectively.

All performance-based cash bonuses are generally paid within a few months after the year to which they relate, upon final determination by our compensation committee. The performance-based cash bonuses paid to our named executive officers for 2023 and 2022, as determined by our compensation committee based on the guidelines above, are set forth above in the “Summary Compensation Table” in the column titled “Non-Equity Incentive Plan Compensation”.

Outstanding Equity Awards as of December 31, 2023

The following table presents the outstanding equity incentive plan awards held by each named executive officer as of December 31, 2023.

			Option Awards(1)
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Craig Parker	04/11/2018	03/19/2018	21,077	(2)	—	10.35	04/10/2028
	02/07/2019	01/01/2019	2,341	(3)	—	18.90	02/06/2029
	03/01/2022	01/01/2022	11,818	(3)	12,848	46.65	03/01/2032
	10/10/2022	01/01/2021	17,074	(3)	6,344	32.40	02/22/2031
	10/10/2022	08/12/2021	7,129	(2)	5,092	32.40	08/12/2031
	03/01/2023	01/01/2023	6,187	(3)	20,813	16.95	03/01/2033
Charles Williams	03/01/2022	01/01/2022	3,993	(3)	4,340	46.65	03/01/2032
	10/10/2022	11/30/2020	9,025	(2)	2,684	32.40	12/13/2030
	10/10/2022	08/12/2021	566	(2)	405	32.40	08/12/2031
	02/01/2023	01/01/2023	1,909	(3)	6,424	10.51	02/01/2033
Yang Li, Ph.D.	03/01/2022	01/01/2022	3,194	(3)	3,472	46.65	03/01/2032
	10/03/2022	09/12/2022	10	(3)	23	30.45	10/03/2032
	10/10/2022	01/01/2021	1,109	(3)	412	32.40	02/22/2031
	02/01/2023	01/01/2023	1,222	(3)	4,110	10.51	02/01/2033
Wen-Chen Yeh, M.D., Ph.D.	02/07/2019	01/01/2019	585	(3)	—	18.90	12/31/2028
	02/13/2020	01/01/2020	2,293	(3)	48	44.55	02/12/2030
	03/01/2022	01/01/2022	3,992	(3)	4,341	46.65	03/01/2032
	07/01/2022	06/21/2022	12	(3)	20	47.25	07/01/2032
	10/10/2022	01/01/2021	1,705	(3)	635	32.40	02/22/2031
	02/01/2023	01/01/2023	1,909	(3)	6,423	10.51	02/01/2033

___________

(1)
Each of the equity awards granted prior to August 12, 2021 was granted under our 2015 Equity Incentive Plan (the “2015 Plan”). Each of the equity awards granted on August 12, 2021 or later were granted under the 2021 Plan. The 2015 Plan and 2021 Plan are described below under the heading titled “Employee Benefit and Stock Plans”.
(2)
The shares subject to the option award vest over a four-year period, with 25% of the total number of shares subject to the option vesting on the one-year anniversary of the vesting commencement date, and the balance of the shares vesting in 36 equal monthly installments thereafter, subject to continued service through each such vesting date.
(3)
The shares subject to the option award vest over a four-year period in 48 equal monthly installments measured from the vesting commencement date, subject to continued service through each such vesting date.

Other Compensation and Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our 401(k) plan, medical, dental, vision, life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as generally all of our other full-time exempt employees.

Our named executive officers did not participate in, or earn any benefits under, any nonqualified deferred compensation plan sponsored by us during 2023 and 2022. Our Board may elect to provide our officers and other employees with nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Stock Plans

Prior to August 2021, grants of equity awards were provided to our named executive officers under our 2015 Plan. In August 2021, we adopted our 2021 Plan, which replaces and supersedes the 2015 Plan, except with respect to awards previously granted. The 2021 Plan authorizes us to grant equity and cash incentive awards to officers, directors, employees, and other eligible service providers. A description of our stock plans can be found in Note 12 “Stock-Based Compensation Plans”of the consolidated financial statements in our Annual Report.

Option Repricing

In October 2022, our compensation committee authorized and approved the repricing of all outstanding stock options with an exercise price of $75.00 per share and above held by current employees, including our named executive officers. The exercise price was lowered to $32.40 per share, the closing price of our common stock as reported on the Nasdaq Capital Market on the date of such approval. The vesting terms and expiration dates of the new stock options remain unchanged from the original stock options. The incremental fair value under ASC 718 for our named executive officers was $348,356 for Mr. Parker, $72,552 for Mr. Williams, $23,633 for Dr. Chen, and $15,362 for Dr. Li, respectively.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information, subject to compliance with the terms of our Insider Trading Policy.

Incentive Compensation Recoupment Policy

We have adopted a Dodd-Frank Wall Street Reform and Consumer Protection Act-compliant compensation recoupment policy in accordance with SEC and Nasdaq requirements. Pursuant to this policy, in the event we are required to prepare an accounting restatement, we will recover any compensation received after the effective date by any current or former executive officer that is based wholly or in part upon the attainment of a financial reporting measure.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes certain information, as of December 31, 2023, relating to our equity compensation plans, which were approved by our stockholders. See Note 12 “Stock-Based Compensation Plans” of the consolidated financial statements in our Annual Report for a summary of our equity compensation plans.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	400,552	(1)	$27.70	234,271	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	400,552		$27.70	234,271

___________

(1)
Consists of (i) 32,324 shares issuable upon exercise of outstanding options issued under the 2015 Plan, (ii) 278,604 shares issuable upon exercise of outstanding options issued under the 2021 Plan, and (iii) 89,624 shares issuable upon vesting and settlement of restricted stock units.
(2)
Consists of (i) 227,611 shares reserved and remaining available for future awards under the 2021 Plan, and (ii) 6,660 shares reserved and remaining available for issuance under our 2021 Employee Stock Purchase Plan (“ESPP”). The reserve for the 2021 Plan will automatically increase each year on January 1st by an amount equal to the lesser of (i) 5% of the Fully-Diluted Common Stock (as defined in the 2021 Plan) on December 31st of the preceding year, and (ii) a number of shares of common stock determined by our Board. The reserve for the ESPP will automatically increase each year on January 1st by an amount equal to the lesser of (i) 1% of the Fully-Diluted Common Stock (as defined in the ESPP) on December 31st of the preceding year, (ii) 63,288 shares of common stock and (iii) a number of shares of common stock determined by our Board.

DIRECTOR COMPENSATION

We previously provided cash and equity-based compensation to certain of our non-employee directors. In addition, all non-employee directors are entitled to reimbursement of direct expenses incurred in connection with attending meetings of our Board or committees thereof. Our Board has approved a policy providing for annual non-employee director compensation.

The following table sets forth information regarding the compensation earned by or paid to our non-employee directors during 2023. Craig Parker, our President and Chief Executive Officer, is also a member of our Board, but did not receive any additional compensation for service as a director. The compensation earned by or paid to Mr. Parker as a named executive officer for 2023 is set forth above under the heading titled “Executive Compensation—Summary Compensation Table”.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(4)		Total ($)
Anna Berkenblit, M.D.	40,000	8,051		48,051
Eric Bjerkholt	31,875	25,060	(3)	56,935
Christopher Y. Chai	54,000	8,051		62,051
Mary Haak-Frendscho, Ph.D.	45,000	8,051		53,051
Tim Kutzkey, Ph.D.	52,375	8,051		60,426
Shao-Lee Lin, M.D., Ph.D.	40,000	8,051		48,051
Mace Rothenberg, M.D.	39,000	8,051		47,051
David J. Woodhouse, Ph.D.	65,000	8,051		73,051

___________

(1)
The amounts reported represent the aggregate grant date fair value of the option awards granted during 2023 under our 2021 Plan, computed in accordance with ASC 718. The assumptions used in calculating the grant-date fair value of the stock options reported in this column are set forth in the notes to our consolidated financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the non-employee director.
(2)
In May 2023, each director was granted a nonstatutory stock option to purchase 1,333 shares of our common stock with an exercise price of $8.40 per share which will fully vest on the one-year anniversary of the grant date.
(3)
Mr. Bjerkholt was appointed to our Board in April 2023 and received an initial equity award of nonstatutory stock options to purchase 2,666 shares of our common stock with an exercise price of $8.7735 per share which will vest on a monthly basis over 36 months.
(4)
As of December 31, 2023, our non-employee directors held the following option awards:

Name	No. of Awards
Anna Berkenblit, M.D.	2,666
Eric Bjerkholt	3,999
Christopher Y. Chai	2,666
Mary Haak-Frendscho, Ph.D.	2,666
Tim Kutzkey, Ph.D.	2,666
Shao-Lee Lin, M.D., Ph.D.	2,666
Mace Rothenberg, M.D.	2,666
David J. Woodhouse, Ph.D.	2,666

Non-Employee Director Compensation Policy

Our Board has adopted a policy for non-employee director compensation under which each non-employee director is eligible to receive the following amounts for their service on our Board:

•
Upon the director’s initial election or appointment to our Board, an initial grant of stock options to purchase 2,666 shares of our common stock;
•
At the close of business on the date of each annual meeting of our stockholders, each director who will continue to serve as a director will receive a grant of stock options to purchase 1,333 shares of our common stock, vesting upon the one-year anniversary of the grant date;
•
An annual director board service retainer of $35,000;
•
If the director is also the Chair of our Board, an additional, annual service retainer of $30,000.

•
If the director serves on a committee of our Board, an additional annual fee as follows:
•
Chair of our audit committee, $15,000;
•
Audit committee member other than the Chair, $7,500;
•
Chair of our compensation committee, $10,000;
•
Compensation committee member other than the Chair, $5,000;
•
Chair of our nominating and corporate governance committee, $8,000; and
•
Nominating and corporate governance committee member other than the Chair, $4,000.

Director fees under the program are payable in arrears in four equal quarterly installments following the end of each calendar quarter in which the service was performed. The amount of each payment will be prorated for any portion of a quarter that a director is not serving on our Board.

Stock options granted to our non-employee directors under the program are granted under the 2021 Plan, have an exercise price equal to the fair market value of our common stock on the date of grant, and expire not later than ten years after the date of grant.

The stock options granted upon a director’s initial election or appointment vest in 36 substantially equal monthly installments following the date of grant. The stock options granted annually to directors vest in a single installment on the first anniversary of the date of grant. All vesting is subject to the director’s Continuous Service (as defined in the 2021 Plan) on each applicable vesting date. In addition, all unvested stock options vest in full for each director who remains in continuous service with us until immediately prior to the closing of a Change of Control (as defined in the 2021 Plan).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock by:

•
each beneficial owner of more than 5% of our common stock;
•
each of our named executive officers and directors;
•
all of our executive officers and directors as a group.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, we believe that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on 3,198,786 shares of common stock outstanding as of April 10, 2024.

	Beneficial Ownership
Name of Beneficial Owner(1)	Shares(2)	Percentage
Directors and Named Executive Officers:
Craig Parker(3)	85,190	2.60%
Charles Williams (4)	27,836	*
Wen-Chen Yeh, M.D., Ph.D. (5)	29,374	*
Yang Li, Ph.D.(6)	18,115	*
Anna Berkenblit, M.D. (7)	5,007	*
Tim Kutzkey, Ph.D. (8)	1,227,938	33.95
Shao-Lee Lin, M.D., Ph.D. (7)	5,007	*
David Woodhouse, Ph.D. (7)	5,007	*
Mary Haak-Frendscho, Ph.D. (7)	5,007	*
Mace Rothenberg, M.D. (7)	5,007	*
Christopher Y. Chai (7)	5,007	*
Eric Bjerkholt(9)	2,370	*
All directors and current executive officers as a group (11 persons) (10)	1,391,491	43.50
Five Percent Holders:
Entities affiliated with the Column Group (11)	1,225,272	33.90
RA Capital Healthcare Fund, L.P.(12)	323,663	9.99
Entities affiliated with Nantahala Capital Management, LLC(13)	308,772	9.06
CVI Investments, Inc.(14)	202,363	6.07
StemPoint Capital Master Fund LP(15)	199,158	5.97
Stonepine Capital, L.P.(16)	199,158	5.97
Armistice Capital, LLC(17)	190,000	5.94
The Goldman Sachs Group, Inc.(18)	172,666	5.40

_______________________
*	less than 1% beneficial ownership

(1)
Unless otherwise noted, the business address of each of the directors and officers is 171 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080.
(2)
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock awards, within 60 days. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days or subject to restricted stock awards that vest within 60 days are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock awards for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)
Consists of: (i) 5,824 shares of common stock; (ii) 1,474 shares of common stock issuable upon the exercise of Series A common stock warrants; (iii) 1,603 shares of common stock issuable upon the exercise of Series B common stock warrants; and (iv) 76,289 shares of common stock issuable pursuant to stock options that have vested or will vest and become exercisable within 60 days of April 10, 2024.
(4)
Consists of: (i) 5,863 shares of common stock; (ii) 1,474 shares of common stock issuable upon the exercise of Series A common stock warrants; (iii) 1,603 shares of common stock issuable upon the exercise of Series B common stock warrants; and (iv) 18,896 shares of common stock issuable pursuant to stock options that have vested or will vest and become exercisable within 60 days of April 10, 2024.
(5)
Consists of: (i) 1,813 shares of common stock; (ii) 14,637 shares of common stock subject to restricted stock awards; and (iii) 12,924 shares of common stock issuable pursuant to stock options that have vested or will vest and become exercisable within 60 days of April 10, 2024.
(6)
Consists of: (i) 10,888 shares of common stock; and (ii) 7,227 shares of common stock issuable pursuant to stock options that have vested or will vest and become exercisable within 60 days of April 10, 2024.
(7)
Consists of: (i) 2,341 shares of common stock subject to restricted stock awards; and (ii) 2,666 shares of common stock issuable pursuant to stock options that have vested or will vest and become exercisable within 60 days of April 10, 2024.
(8)
Consists of securities held by (i) The Column Group III, LP; (ii) The Column Group III-A, LP ; and (iii) 2,666 shares of common stock issuable pursuant to stock options held by Dr. Kutzkey that have vested or will vest and become exercisable within 60 days of April 10, 2024. Please see footnote 11 for information regarding the shares held by The Column Group III, LP and The Column Group III-A, LP.
(9)
Consists of 2,370 shares of common stock issuable pursuant to stock options that have vested or will vest and become exercisable within 60 days of April 10, 2024.
(10)
Consists of: (i) 832,663 shares of common stock; (ii) 196,496 shares of common stock issuable upon exercise of Series A common stock warrants; (iii) 213,732 shares of common stock issuable upon exercise of Series B common stock warrants; (iv) 11,110 shares of common stock issuable upon exercise of other common stock warrants; (v) 14,046 shares of common stock subject to restricted stock awards; and (vi) 123,444 shares of common stock issuable pursuant to stock options that have vested or will vest and become exercisable within 60 days of April 10, 2024.
(11)
Consists of securities held by: (a) The Column Group III, LP (“TCG III”) (i) 380,446 shares of common stock; (ii) 90,897 shares of common stock issuable upon the exercise of Series A common stock warrants; (iii) 98,870 shares of common stock issuable upon the exercise of Series B common stock warrants (iv) 5,218 shares of common stock underlying exercisable warrants; and held by: (b) The Column Group III-A, LP (“TCG III-A”) (i) 429,642 shares of common stock; (ii) 102,651 shares of common stock issuable upon the exercise of Series A common stock warrants; (iii) 111,656 shares of common stock issuable upon the exercise of Series B common stock warrants, and (iv) 5,892 shares of common stock underlying exercisable warrants. The Column Group III GP, LP (“TCG III GP”), is the general partner of each of TCG III and TCG III-A. Tim Kutzkey, David Goeddel and Peter Svennilson are the Managing Partners of TCG III GP and as such may each be deemed to share voting and investment power with respect to the securities held by each of TCG III and TCG III-A and disclaims beneficial ownership of the securities except to the extent of his pecuniary interests therein. The address for the entities listed herein is 1 Letterman Drive, Building D, Suite DM-900, San Francisco, CA 94129.
(12)
Consists of: (i) 282,580 shares of common stock; (ii) 40,000 shares of common stock issuable upon exercise of pre-funded warrants; and (iii) 1,083 shares of common stock issuable upon the exercise of Series A common stock warrants and Series B common stock warrants. Due to a beneficial ownership limitation, the number of shares of common stock reported excludes additional shares of common stock issuable upon exercise of such warrants. These warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. RA Capital Management, L.P. is the investment manager for RA Capital Healthcare Fund, L.P. (“RACHF”). The general partner of RA Capital Management, L.P. is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the managing members. Each of Mr. Kolchinsky and Mr. Shah may be deemed to have voting and investment power over the shares held by RACHF. Mr. Kolchinsky and Mr. Shah disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the persons and entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(13)
Consists of: (a) (i) 14,774 shares of common stock; (ii) 14,774 shares of common stock underlying Series A common stock warrants; and (iii) 16,070 shares of common stock underlying Series B stock common warrants held by Nantahala Capital Partners Limited Partnership (“NCP LP”); (b) (i) 12,452 shares of common stock; (ii) 12,452 shares of common stock underlying Series A common stock warrants; and (iii) 13,544 shares of common stock underlying Series B stock common warrants held by NCP RFM LP (“NCP RFM”); (c) (i) 25,806 shares of common stock, (ii) 25,806 shares of common stock underlying Series A common stock warrants; and (iii) 28,070 shares of common stock underlying Series B stock common warrants held by Pinehurst Partners, L.P. (“Pinehurst”); (d) (i) 43,742 shares of common stock; (ii) 43,742 shares of common stock underlying Series A common stock warrants; and (iii) 47,579 shares of common stock underlying Series B stock common warrants held by Blackwell Partners LLC-Series A (“Blackwell”, and together with NCP LP, NCP RFM and Pinehurst, the “Nantahala Parties”); and (e) (i) 3,226 shares of common stock; (ii) 3,226 shares of common stock underlying Series A common stock warrants; and (iii) 3,509 shares of common stock underlying Series B common stock warrants held by Corbin Sustainability & Engagement Fund, L.P. (“Corbin”). Corbin

Capital Partners, L.P., is the investment manager of Corbin. Craig Bergstrom is the Chief Investment Officer of Corbin Capital Partners, L.P. and directs the voting and investment decisions with respect to the reported securities held by Corbin but disclaims beneficial ownership of such securities. Nantahala Capital Management, LLC is a Registered Investment Adviser and has been delegated the legal power to vote and/or direct the disposition of such securities on behalf of the Nantahala Parties as a General Partner, Investment Manager, or Sub-Advisor, and would be considered the beneficial owner of such securities. The above shall not be deemed to be an admission by the record owners or the Nantahala Parties that they are themselves beneficial owners of these securities for purposes of Section 13(d) of the Exchange Act, or any other purpose. Wilmot Harkey and Daniel Mack are managing members of Nantahala Capital Management, LLC and may be deemed to have voting and dispositive power over the shares held by the Nantahala Parties. The Series A and Series B common stock warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts Corbin and the Nantahala Parties from exercising that portion of such warrants that would result in Corbin and the Nantahala Parties and its affiliates collectively owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of NCP LP and NCP RFM is 130 Main St., 2nd Floor, New Canaan, CT 06840. The address of Blackwell is 280 South Mangum Street, Suite 210, Durham, NC 27701. The address of Pinehurst Partners, L.P. is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The address of Corbin is 575 Madison Avenue, 21st Floor, New York, NY 10022.
(14)
Consists of: (i) 64,905 shares of common stock; (ii) 64,905 shares of common stock issuable upon the exercise of Series A common stock warrants; (iii) 70,598 shares of common stock issuable upon the exercise of Series B common stock warrants; and (iv) 1,955 shares of common stock issuable upon the exercise of common stock warrants. Heights Capital Management, Inc., the authorized agent of CVI Investments, Inc. (“CVI”), has discretionary authority to vote and dispose of the shares held by CVI and may be deemed to be the beneficial owner of these shares. Martin Kobinger, in his capacity as Investment Manager of Heights Capital Management, Inc., may also be deemed to have investment discretion and voting power over the shares held by CVI. Mr. Kobinger disclaims any such beneficial ownership of the shares. The principal business address of CVI is c/o Heights Capital Management, Inc., 101 California Street, Suite 3250, San Francisco, CA 94111.
(15)
Consists of: (i) 64,500 shares of common stock; (ii) 64,500 shares of common stock issuable upon the exercise of Series A common stock warrants; and (iii) 70,158 shares of common stock issuable upon the exercise of Series B common stock warrants. StemPoint Capital LP (“StemPoint”) serves as investment advisor to StemPoint Capital Master Fund LP (“StemPoint Fund”). StemPoint exercises voting and investment power over the shares held by StemPoint Fund pursuant to investment management agreements. Michelle Ross and Sean Tan are members of the Investment Manager of StemPoint. Accordingly, StemPoint, Ms. Ross and Mr. Tan may be deemed to have beneficial ownership of the shares beneficially owned by StemPoint Fund. StemPoint, Ms. Ross and Mr. Tan disclaim beneficial ownership of the shares held by StemPoint Fund, except to the extent of their pecuniary interest therein. The address of StemPoint Capital Master Fund LP is 520 Madison Ave, 19th Floor, New York, NY, 10022.
(16)
Consists of: (i) 64,500 shares of common stock; (ii) 64,500 shares of common stock issuable upon the exercise of Series A common stock warrants; and (iii) 70,158 shares of common stock issuable upon the exercise of Series B common stock warrants. Stonepine Capital Management LLC is the investment advisor of investment funds, including Stonepine Capital, L.P., and controls its investment and voting decisions. The general partner of Stonepine Capital, L.P. is Stonepine GP, LLC. Jon M. Plexico and Timothy P. Lynch share voting and dispositive power over the securities beneficially owned by Stonepine Capital, L.P. Each of Mr. Plexico and Mr. Lynch disclaims beneficial ownership of the shares beneficially owned by Stonepine Capital, L.P. except to the extent of any pecuniary interest therein. The warrants are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the holder from exercising that portion of warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of Stonepine Capital, L.P. is c/o Stonepine Capital Management, LLC, 919 NW Bond Street, Suite 204, Bend, OR 97703.
(17)
Consists of 190,000 shares of common stock which are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Due to a beneficial ownership limitation, the number of shares of common stock reported excludes shares of common stock issuable upon exercise of Series A common stock warrants and Series B common stock warrants held by Armistice Capital. These warrants are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.
(18)
The shares of common stock are beneficially owned by The Goldman Sachs Group, Inc. (“GS Group”) and Goldman Sachs & Co. LLC (“Goldman Sachs”). GS Group and Goldman Sachs each have shared voting power over all of the shares and shared dispositive power over all of the shares. The information is based solely on a Schedule 13G filed with the SEC on February 9, 2024. The address for GS Group is 200 West Street, New York, NY 10282.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Other than compensation arrangements for our directors and executive officers, which are described elsewhere in this Proxy Statement, described below are transactions since January 1, 2022, and each currently proposed transaction in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Private Placement

In April 2024 we entered into a securities purchase agreement with certain institutional investors and management and issued and sold in a private placement: (i) 1,091,981 shares of common stock, (ii) pre-funded warrants to purchase up to 40,000 shares of common stock, and (iii) warrants to purchase up to 11,136,106 shares of common stock, for aggregate upfront gross proceeds of approximately $17.6 million, before deducting placement agent fees and other expenses. Please see Note 16 “Subsequent Event” to our consolidated financial statements in our Annual Report for further discussion of the private placement.

The following table sets forth the aggregate number of shares and warrants purchased by the listed entities and persons in the private placement:

Name of Purchaser	Shares of Common Stock	Price Per Share(4)	Series A Warrants		Series B Warrants		Series C Warrants		Series D Warrants
Entities affiliated with The Column Group(1)	193,548	$15.50	193,548	(5)	210,526	(6)	749,998	(7)	749,998	(7)
Craig Parker(2)	1,474	$16.96	1,474	(8)	1,603	(9)	5,712	(7)	5,712	(7)
Charles Williams(3)	1,474	$16.96	1,474	(8)	1,603	(9)	5,712	(7)	5,712	(7)

____________________

(1) Entities affiliated with The Column Group own 5% or more of our capital stock. Tim Kutzkey, Ph.D. is a Managing Partner at The Column Group and a member of our Board.

(2) Craig Parker is our President and Chief Executive Officer and a member of our Board.

(3) Charles Williams is our Chief Financial Officer, Chief Operating Officer and Corporate Secretary.

(4) Includes $1.25 per share for the accompanying warrants to purchase shares of common stock.

(5) The exercise price of this warrant is $15.50 per share.

(6) The exercise price of this warrant is $14.25 per share.

(7) The exercise price of this warrant is $16.00 per share.

(8) The exercise price of this warrant is $16.96 per share.

(9) The exercise price of this warrant is $15.71 per share.

Indemnification Agreements

Our Certificate of Incorporation contains provisions limiting the liability of directors, and our Certificate of Incorporation provides that we indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Certificate of Incorporation also provides our Board with discretion to indemnify our employees and other agents when determined appropriate by our Board.

In addition, we have entered into indemnification agreements with each of our directors and executive officers, which requires us to indemnify them. For more information regarding these agreements, see the section titled “Executive Compensation—Limitations of Liability and Indemnification Matters”.

UCSF License Agreement

In March 2022, we entered into a non-exclusive commercial license agreement with The Regents of the University of California (“UCSF”), a holder of more than 5% of our capital stock, to make and use licensed products identified from the phage display llama VHH single domain antibody library. Under the commercial license agreement, we paid UCSF a nominal license issue fee. We agreed to pay a nominal annual license maintenance fee, low five-digit payment per licensed product upon achievement of a regulatory milestone, nominal annual minimum royalties, and earned royalties equal to a sub-single digit percentage of our and our sublicensees’ net sales of licensed products.

For a more detailed description of this agreement, see the section titled “Business—UCSF License and Option Agreements” in our Annual Report.

Securities Repurchase

In December 2022, we entered into a securities purchase agreement with entities affiliated with Consonance Capital Management LP (collectively, the “Consonance Entities”). Pursuant to the agreement, we repurchased an aggregate of 358,833 shares of our common stock and warrants to purchase an aggregate 87,366 shares of our common stock from the Consonance Entities for an aggregate purchase price of approximately $2.7 million. The shares of common stock were returned to authorized and unissued status and the warrants were cancelled. Following the repurchase, the Consonance Entities no longer hold any shares of our common stock or warrants to purchase our common stock.

Policies and Procedures for Related Person Transactions

Our Board has adopted a related person transaction policy setting forth the policies and procedures for the identification, review, and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction, and the extent of the related person’s interest in the transaction.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Corporate Secretary at our offices at 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080, in writing not later than December 24, 2024.

Stockholders intending to present a proposal at our 2025 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2025 Annual Meeting no earlier than the close of business on February 5, 2025 and no later than the close of business on March 7, 2025. The notice must contain the information required by our Bylaws. In the event that the date of the 2025 Annual Meeting is more than 30 days before or more than 30 days after June 5, 2025, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business of the 90th day prior to the 2025 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In connection with our solicitation of proxies for our 2025 annual meeting of stockholders, we intend to file a proxy statement with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than April 6, 2025.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and our Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2023 ANNUAL REPORT

Our Annual Report has been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access our Annual Report at www.proxyvote.com. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to our Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to our Corporate Secretary, Surrozen, Inc., 171 Oyster Point Blvd., Suite 400, South San Francisco, California 94080.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Charles Williams
Charles Williams
Chief Financial Officer, Chief Operating Officer and Corporate Secretary

South San Francisco, California

April 23, 2024

VOTE BY INTERNET

Before The Meeting – Go to www.proxyvote.com

Use the internet to transmit your voting instructions

and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 4, 2024.

Have your proxy card in hand when you access the website

and follow the instructions to obtain your records

and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/SRZN2024

You may attend the meeting via the internet and vote during the meeting.

Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions.

Vote by 11:59 P.M. Eastern Time on June 4, 2024.

Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717.

SCAN TO
VIEW MATERIALS & VOTE

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V44653-P11946 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

**SURROZEN, INC.**

**The Board of Directors recommends you vote FOR the election of all Class III director nominees:**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. Election of three Class III directors, each to serve until the 2027 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____________________

**Nominees:**

01) Christopher Y. Chai
02) Mary Haak-Frendscho, Ph.D.
03) Craig Parker

**The Board of Directors recommends you vote FOR the following proposal:**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Ratification of the Audit Committee's appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2024. | ☐ | ☐ | ☐ |

**NOTE:** Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V44654-P11946

**SURROZEN, INC.**
**Annual Meeting of Stockholders**
**June 5, 2024 10:00 a.m. Pacific Time**
**This proxy is solicited by the Board of Directors**

The undersigned stockholder(s) hereby appoint(s) Craig Parker and Charles Williams, and each of them, as proxies, with full power of substitution, and hereby authorize(s) each of them to represent and vote, as designated below, all shares of the common stock of Surrozen, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on April 10, 2024 at the Annual Meeting of Stockholders (the "Annual Meeting") to be held virtually via live webcast at www.virtualshareholdermeeting.com/SRZN2024, on Wednesday, June 5, 2024, at 10:00 a.m., Pacific Time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

**This proxy card, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as indicated on the reverse side, and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. The undersigned stockholder(s) may revoke this proxy card at any time before it is voted at the Annual Meeting by executing and returning a proxy card bearing a later date by mail, by voting via the Internet, by filing with the Corporate Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy card being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.**

**Continued and to be signed on reverse side**